SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

DATE OF REPORT:
May 14, 2013
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)

(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 14, 2013, Independent Bank Corp., a Massachusetts corporation (“Independent”) (NASDAQ: INDB), and Rockland Trust Company, a Massachusetts-chartered trust company and wholly owned subsidiary of Independent (“Rockland Trust”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mayflower Bancorp, Inc., a Massachusetts corporation (“Mayflower”) (NASDAQ: MFLR), and Mayflower Co-operative Bank, a Massachusetts-chartered co-operative bank and wholly owned subsidiary of Mayflower (“Mayflower Bank”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Mayflower will merge with and into Independent (the “Merger”), with Independent being the surviving corporation. The Merger Agreement also contemplates that Mayflower Bank will merge into Rockland Trust.

Under the terms of the Merger Agreement, each share of Mayflower common stock, other than shares held by Independent, will convert at the effective time of the Merger into the right to receive either (i) 0.565 shares of Independent common stock or (ii) $17.50 in cash, all as more fully set forth in the Merger Agreement and subject to the terms and conditions set forth therein. The Merger Agreement provides that 70% of the shares of Mayflower common stock outstanding immediately prior to the effective time will be exchanged for shares of Independent common stock and 30% of the shares of Mayflower common stock outstanding immediately prior to the effective time will be exchanged for cash. Each holder of a vested or unvested option to purchase Mayflower common stock will receive, upon consummation of the transaction, a cash payment in settlement of the Mayflower options.

Consummation of the Merger is subject to customary closing conditions, including, among other things, (i) approval of the transaction by Mayflower's shareholders, (ii) the receipt of all required regulatory approvals and consents, (iii) the absence of any governmental restraint, (iv) the effectiveness of a registration statement on Form S-4, (v) subject to certain exceptions, the accuracy of representations and warranties of each party, (vi) the performance in all material respects by each party of its obligations under the Merger Agreement and (vii) the delivery of customary opinions from counsel to Independent and counsel to Mayflower to the effect that the Merger will be a tax-free reorganization for federal income tax purposes, subject to the exceptions provided therein.

The Merger Agreement contains certain termination rights for both Independent and Mayflower, and further provides that, upon termination of the Merger Agreement under certain circumstances, Mayflower will reimburse Independent up to $625,000 for its reasonably documented fees and expenses and pay Independent a termination fee of $1.5 million; provided however, that any amounts paid in reimbursement will be credited against the termination fee payable. Currently, the merger is expected to be completed in the fourth quarter of 2013.

The Merger Agreement contains usual and customary representations and warranties that the parties to the Merger Agreement made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Independent and Mayflower have additionally made customary covenants in the Merger Agreement, including, among others, covenants (a) not to take any action, or fail to take any action, that is reasonably likely to (i) result in any of the conditions to the Merger not being satisfied or (ii) impede each party's ability to consummate the Merger, and (b) to cause a Mayflower shareholder meeting to be held to consider approval of the Merger and/or certain transactions contemplated thereby. In addition, Mayflower made certain covenants to conduct its business in the ordinary course consistent with past practice between the execution of the Merger Agreement and consummation of the Merger and for Mayflower's Board of Directors to, subject to certain exceptions, recommend adoption and approval by its shareholders of the Merger Agreement.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Independent or any of the other parties thereto. Investors should read the Merger Agreement together with the other information concerning Independent and Mayflower that each company publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Independent with the Securities and Exchange Commission, in press releases and in oral and written statements made by or with the approval of Independent that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and management expectations; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ include, but are not limited to: (i) the risk that the businesses involved in the merger will not be integrated successfully or such integration may be more difficult, time-consuming, or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss, and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi)  local, regional, national and international economic conditions and the impact they may have on the parties to the merger and their customers; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) shares of common stock outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) the parties' ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support the parties' future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent's results to differ materially from those described in the forward-looking statements can be found in Independent's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the Merger, Independent will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Mayflower Bancorp, Inc. and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Mayflower, at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents for Independent, free of charge, at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 982-6858.
Neither this filing nor any communication in any exhibit filed herewith shall constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Mayflower and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Mayflower shareholders in connection with the Merger and the transactions contemplated thereby. Information about Mayflower's directors and executive officers is set forth in the proxy statement for its 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on June 20, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Shareholders voted upon the matters set forth below at the Company's 2013 Annual Shareholders Meeting held on May 16, 2013. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest round number.

(1)     Proposal to Reelect Benjamin A. Gilmore, II, Eileen C. Miskell, Carl Ribeiro, John H. Spurr, Jr., and Thomas R. Venables to serve as Class II Directors. All nominees were reelected, and the results of the voting on this proposal were as follows:

	For	Withheld	Broker Non-Votes
Benjamin A. Gilmore, II	14,243,986	1,660,094	2,675,517
Eileen C. Miskell	14,317,946	1,586,134	2,675,517
Carl Ribeiro	15,821,742	82,338	2,675,517
John H. Spurr, Jr.	15,760,953	143,127	2,675,517
Thomas R. Venables	15,361,694	542,386	2,675,517

(2)     Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2013. The proposal was approved, and the results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
18,542,735	21,338	15,524	—

(3)    Proposal to consider an advisory vote on the compensation of our named executive officers. The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
11,394,820	4,379,819	129,441	2,675,517

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The following Exhibit is filed as part of this report:

Exhibit No. Description

2.1	Agreement and Plan of Merger by and among Independent Bank Corp., Rockland Trust Company, Mayflower Bancorp, Inc. and Mayflower Co-operative Bank, dated as of May 14, 2013*
* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: May 20, 2013	BY: /s/ Edward H. Seksay
EDWARD H. SEKSAY
GENERAL COUNSEL

EXHIBIT INDEX

Exhibit No. Description

2.1	Agreement and Plan of Merger by and among Independent Bank Corp., Rockland Trust Company, Mayflower Bancorp, Inc. and Mayflower Co-operative Bank, dated as of May 14, 2013*
* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.